Exhibit 10.3

                                   SUPPLEMENT
                        TO THE PENSION SCHEME ARRANGEMENT
                        ---------------------------------


between

Ing. Erich Pfeiffer GmbH, Oeschlestrasse 54-56, 78315 Radolfzell, Germany

represented by the sole shareholder Aptar GmbH, Hildebrandstrasse 20, 44319 Dortmund, Germany

and

Mr. Peter Pfeiffer, Gutebohlweg 12, 78343 Gaienhofen, Germany.



Regarding the pension scheme Arrangement between the parties of April 22, 1993 as amended by the Supplement of October 16, 2001, the parties hereby stipulate the following:

     With respect to Section III (2) of the Pension Scheme Arrangement, the parties confirm that to the extent Peter Pfeiffer continues to be employed by Ing. Erich Pfeiffer GmbH between his 60th and 65th year of life, the Old Age Pension will be increased by 1% (one per cent) for each year of employment completed after the 60th year of life.




Radolfzell, this 17th day of October 2007




/s/ Carl Siebel
------------------------
Ing. Erich Pfeiffer GmbH
(represented by its shareholder Aptar GmbH)




/s/ Peter Pfeiffer
------------------------
Peter Pfeiffer